===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              PC Connection, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              PC Connection, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              PC CONNECTION, INC.
                                  Route 101A
                               730 Milford Road
                        Merrimack, New Hampshire 03054
                                (603) 423-2000

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 26, 1999

                               ----------------

  The Annual Meeting of Stockholders of PC Connection, Inc., a Delaware corporation (the "Company"), will be held at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 on Route 3), Nashua, New Hampshire on Wednesday, May 26, 1999 at 10:00 a.m., local time, to consider and act upon the following matters:

    1. To elect five directors to serve until the 2000 Annual Meeting of Stockholders;

    2. To approve (i) the continuance of the Company's 1997 Stock Incentive Plan (the "1997 Plan") and (ii) the amendment and restatement of the 1997 Plan to increase the number of shares of Common Stock available to grant under the 1997 Plan by 800,000 shares;

    3. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the current year; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on April 16, 1999 are entitled to notice of, and to vote, at the meeting and at any adjournments thereof. All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          Steven H. Markiewicz, Secretary

Merrimack, New Hampshire
May 6, 1999



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              PC CONNECTION, INC.
                                  Route 101A
                               730 Milford Road
                        Merrimack, New Hampshire 03054

                               ----------------

            PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On May 26, 1999

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PC Connection, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held on May 26, 1999 at 10:00 a.m. at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 on Route 3), Nashua, New Hampshire (the "Annual Meeting") and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholders' instructions. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

  The Notice of Meeting, this Proxy Statement, the enclosed proxy, the Company's Annual Report on Form 10-K for the year ended December 31, 1998 as filed with the Securities and Exchange Commission (the "SEC"), and the Company's Annual Report to Stockholders for the year ended December 31, 1998 are being mailed to stockholders on or about May 6, 1999.

Voting Securities and Votes Required

  On April 16, 1999, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 15,624,956 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"). Stockholders are entitled to one vote per share.

  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered as present for purposes of determining whether a quorum is present.

  The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting is required for the approval of the continuation and the amendment and restatement and of the Company's 1997 Stock Incentive Plan (the "1997 Plan") and the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors.

  Shares that abstain from voting in a particular matter, and shares held in "street name" by brokers of nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on matters, such as the ones presented for stockholder approval at this Annual Meeting, that requires the affirmative vote of a certain percentage of the shares voting on the matter.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth information, as of January 31, 1999, regarding the beneficial ownership of the Company's Common Stock by: (i) persons known by the Company to own more than 5% of the outstanding shares of Common Stock; (ii) each of the directors of the Company; (iii) each of the executive officers of the Company named in the Summary Compensation Table under the heading "Executive Compensation" below; and (iv) all directors and executive officers of the Company as a group.

                                                  Shares of
                                                Common Stock      Common Stock
Name                                        Beneficially Owned(1) Outstanding
----                                        --------------------- ------------
Patricia Gallup............................       5,879,396(2)        37.6%
David Hall.................................       5,899,396(3)        37.8%
Wayne L. Wilson............................         250,087(4)         1.6%
Robert F. Wilkins..........................         164,075(5)         1.0%
R. Wayne Roland............................             --               *
David Beffa-Negrini........................         235,975(6)         1.5%
Martin C. Murrer...........................          50,000(7)           *
Peter J. Baxter............................          14,722(8)           *
All directors and executive officers as a
 group (14 individuals)....................      12,633,816(9)        77.4%

--------
* Less than 1% of the total number of outstanding shares of Common Stock of the Company on January 31, 1999.

(1) The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of January 31, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(2) Includes 5,849,396 shares of Common Stock held of record by the 1998 PC Connection Voting Trust and 10,000 shares held by Ms. Gallup's spouse, as to which Ms. Gallup disclaims beneficial ownership.

(3) Includes 5,879,396 shares of Common Stock held of record by the 1998 PC Connection Voting Trust.

(4) Includes 249,087 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Wilson has the right to acquire within 60 days after January 31, 1999.

(5) Includes 163,875 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Wilkins has the right to acquire within 60 days after January 31, 1999. Also includes 200 shares held of record by Mr. Wilkins' children, as to which Mr. Wilkins disclaims beneficial ownership.

(6) Includes 210,975 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Beffa-Negrini has the right to acquire within 60 days after January 31, 1999.

(7) Includes 40,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Murrer has the right to acquire within 60 days after January 31, 1999.

(8) Includes 4,622 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Baxter has the right to acquire within 60 days after January 31, 1999. Also includes 10,000 shares jointly owned by Mr. Baxter and his spouse.

(9) Includes an aggregate of 693,224 shares of Common Stock issuable to the directors and executive officers upon exercise of outstanding stock options within 60 days of January 31, 1999.

                             ELECTION OF DIRECTORS

  Directors are to be elected at the Annual Meeting. The Board of Directors is currently fixed at five members. The Company's Bylaws provide that the directors of the Company will be elected at each annual meeting of the Company's stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

  The persons named in the enclosed proxy (Patricia Gallup and David Hall) will vote to elect the five nominees named below as directors of the Company unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each nominee is presently serving as a member of the Board of Directors and has consented to being named in this Proxy Statement and to serve if elected. If for any reason any nominee should be unable to serve, the person acting under the proxy may vote the proxy for the election of a substitute nominee designated by the Board of Directors. It is not presently expected that any of the nominees will be unavailable to serve, if elected.

  The Board of Directors recommends a vote "FOR" the election of the nominees described below.

  Set forth below are the name, age and length of service as a director for each member of the Board of Directors and the positions and offices held by him or her, his or her principal occupation and business experience during the past five years and the names of other publicly-held companies of which he or she serves as a director. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of January 31, 1999, appears under "Security Ownership of Certain Beneficial Owners and Management."

                Nominees for Election to the Board of Directors

  Patricia Gallup, age 45, has served on the Company's Board of Directors since 1983. Ms. Gallup is a co-founder of the Company and has served as Chairman of the Board and Chief Executive Officer of the Company since January 1998. From September 1995 to January 1998, she served as the Chairman of the Board, President and Chief Executive Officer of the Company. From September 1994 to September 1995, she served as Chairman of the Board and Chief Executive Officer of the Company. From August 1990 to September 1994, Ms. Gallup served as the Company's President and Chief Executive Officer.

  David Hall, age 50, has served on the Company's Board of Directors since 1983. Mr. Hall is a co-founder of the Company and has served as Vice Chairman of the Board since November 1997. From June 1997 to November 1997, he served as the Vice Chairman of the Board, Executive Vice President and Treasurer of the Company. From February 1995 to June 1997, Mr. Hall served as the Company's Vice Chairman of the Board and Executive Vice President. From March 1991 to February 1995, he served as the Executive Vice President of the Company.

  David B. Beffa-Negrini, age 45, has served on the Company's Board of Directors since September 1994 and as the Vice President of Media Development of the Company since January 1998. From January 1992 to January 1998,
Mr. Beffa-Negrini served as the Company's Director of Merchandising.

  Martin C. Murrer, age 41, has served on the Company's Board of Directors since April 1995. Since January 1999, Mr. Murrer has served as a managing director of AEA, Investor, Inc. From January 1997 to December 1998, Mr. Murrer served as a managing director of Donaldson, Lufkin & Jenrette Securities Corporation. From June 1995 to January 1997, Mr. Murrer was a Senior Vice President of Donaldson, Lufkin & Jenrette Securities Corporation. From June 1990 to June 1995, Mr. Murrer was a Vice President of Goldman, Sachs & Co.

  Peter J. Baxter, age 47, has served on the Company's Board of Directors since September 1997. From April 1998 to March 1999, he was the Vice-Chairman and Chief Operating Officer of People's Heritage Financial Group, a bank holding company. From January 1989 to April 1998, Mr. Baxter served as President, Chief Executive Officer and a director of CFX Corporation, a bank holding company.

Board and Committee Meetings

  The Company has a standing Audit Committee of the Board of Directors that reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee met three times during fiscal 1998 to review the effectiveness of the Company's independent auditors during the fiscal 1997 audit, to review the adequacy of the fiscal 1997 financial statement disclosures, to review the 1998 audit plan, to discuss the Company's internal accounting control policies and procedures and to consider and recommend the selection of the Company's independent auditors. The members of the Audit Committee are Messrs. Murrer and Baxter.

  The Company also has a standing Compensation Committee of the Board of Directors that determines the Chief Executive Officer's salary and incentive compensation and gives the Chief Executive Officer its advice and consent regarding the compensation of other executive officers. The Compensation Committee met twice during fiscal 1998. The members of the Compensation Committee are Messrs. Murrer and Baxter. See "Report of the Compensation Committee."

  The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

  The Board of Directors held eight meetings during fiscal 1998. Each director attended at least 75% of the meetings of the Board of Directors and all committees of the Board on which he or she served.

Directors' Compensation

  Messrs. Beffa-Negrini, Murrer and Baxter each receive a $15,000 annual retainer and fees of $1,000 for each Board meeting attended and $500 for each Board committee meeting attended on a day other than the day of the Board meeting, as well as reimbursement for all reasonable expenses incurred in attending Board and committee meetings. Mr. Murrer has waived payment of his director's fees and in lieu thereof the Company has established a grant program pursuant to which a donee selected by Mr. Murrer can purchase products having a value equal to the amount of the waived fees.

  Messrs. Beffa-Negrini, Murrer and Baxter are also eligible to participate in the Company's 1997 Plan.

Certain Transactions

  The Company currently has leases for a facility in Marlow, New Hampshire and two facilities in Keene, New Hampshire with Gallup & Hall ("G&H"), a partnership owned solely by Patricia Gallup and David Hall, the Company's principal stockholders. The leases for the Keene, New Hampshire facilities expire in April 2002 and July 2008 and require annual rental payments of $144,600 (subject to annual adjustment for changes in the consumer price index). The lease for the Marlow, New Hampshire facility expires in May 2007 and requires annual rental payments of $106,200 (subject to adjustment every three years for changes in the consumer price index). These leases also obligate the Company to pay certain real estate taxes and insurance premiums on the premises. Rent expense under all such leases aggregated $279,200 for the year ended December 31, 1998.

  The Company also leases several other buildings from G&H on a month-to-month basis. Rent expense under all such leases aggregated $47,500 for the year ended December 31, 1998.

  In November 1997, the Company entered into a fifteen-year lease for a new 114,000 square foot corporate headquarters in Merrimack, New Hampshire with G&H Post, LLC, an entity owned solely by Patricia Gallup and David Hall. The Company began occupying the new facility upon completion of construction in late November 1998, and lease payments began in December 1998. Annual lease payments under the terms of the lease are $911,400 for the first five years of the lease, increasing to $1,025,350 for years six through ten and to $1,139,400 for years 11 through 15. The lease requires the Company to pay its proportionate share of real estate taxes and common area maintenance charges as additional rent and also to pay insurance premiums for the leased property. The Company has the option to renew the lease for two additional terms of five years.

  The Company purchased television advertising from an affiliated company owned solely by Patricia Gallup and David Hall. Amounts paid to such company totaled $2,460 for the year ended December 31, 1998.

 S Corporation Distributions and Related Dividends Payable

  The Company made accruals or distributions in lieu of Federal taxes on S corporation earnings, accounted for as additional compensation expense, to its stockholders prior to the reorganization of the Company in connection with its initial public offering in March 1998. Such accruals and distributions aggregated $2.4 million for the year ended December 31, 1998. Upon the completion of the initial public offering, the Company made a distribution of $33,036,620 to its stockholders, representing substantially all of the previously undistributed S corporation earnings.

 Voting Trust

  In connection with the Company's initial public offering, Patricia Gallup and David Hall placed all except 40,000 of the shares of Common Stock that they beneficially owned immediately prior to the public offering into a Voting Trust (the "Voting Trust") of which they serve as co-trustees. The terms of the Voting Trust require that both of them, as co-trustees, must agree as to the manner of voting the shares of Common Stock of the Company held by the Voting Trust in order for the shares to be voted. In the event the co-trustees are deadlocked with respect to the election of directors at a meeting of stockholders, the Board of Directors may require the co-trustees to execute and deliver to the Secretary of the Company a proxy representing all shares issued and outstanding in the name of the Voting Trust and entitled to vote in the election of directors. Such proxy shall confer upon the proxyholder authority to attend the meeting for purposes of establishing a quorum and to vote for the directors nominated by the Board of Directors, provided that such nominees are incumbent directors elected with the consent of the co-trustees. Each of Ms. Gallup and Mr. Hall may transfer shares of Common Stock for value to unaffiliated third parties. Any shares so transferred will no longer be subject to the Voting Trust and an equal number of the non-transferring co-trustee's shares will be released from the Voting Trust. Transfers by either of Ms. Gallup or Mr. Hall in excess of 50,000 shares in any 90-day period, or that would decrease the shares held by the Voting Trust to less than a majority of the outstanding shares, will be subject to a right of first refusal to the other. The Voting Trust will terminate when it holds less than 10% of the outstanding shares of Common Stock of the Company or at the death of both co-trustees. In addition, in the event of the death or incapacity of either co-trustee, or when either of Ms. Gallup or Mr. Hall holds less than 25% of the beneficial interest held by the other in the Voting Trust, the other will become the sole trustee of the Voting Trust with the right to vote all the shares held by the Voting Trust.

Executive Compensation

  Summary Compensation Table. The following table sets forth certain compensation information for the years ended December 31, 1997 and 1998 for the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during 1998 (collectively, the "Named Executive Officers").

                          Summary Compensation Table

                                                            Long-Term
                                                           Compensation
                                Annual Compensation           Awards
                         --------------------------------- ------------
                                              Other Annual  Securities   All Other
        Name and              Salary   Bonus  Compensation  Underlying  Compensation
   Principal Position    Year   ($)   ($)(1)   ($)(2)(3)   Options (#)      ($)
   ------------------    ---- ------- ------- ------------ ------------ ------------
Patricia Gallup......... 1998 300,000     --   $1,180,448        --      $2,658(4)
 Chairman of the Board   1997 240,000     --    6,065,000        --       2,658(5)
 and Chief Executive
 Officer
David Hall.............. 1998 300,000     --    1,180,448        --       2,946(4)
 Vice Chairman of the    1997 240,000     --    6,065,000        --       2,946(5)
 Board
Wayne L. Wilson......... 1998 350,000 120,000         --     270,430        696(4)
 President and Chief     1997 280,000 200,000         --      65,549        696(5)
 Operating Officer
Robert F. Wilkins....... 1998 275,000 100,000         --     204,430      2,514(4)
 Senior Vice President   1997 175,000 142,500         --      78,659      2,514(5)
 of Sales and Marketing
R. Wayne Roland(6)...... 1998 175,000  62,500         --       4,500      3,402(4)
 Former Vice President   1997 140,000 120,000         --      39,329      2,946(5)
 of Fulfillment
 Operations

--------
(1) Bonuses indicated as earned in any fiscal year were generally paid in February of the following fiscal year.

(2) In accordance with the rules of the SEC, perquisites and other personal benefits have been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the executive officer for the fiscal year indicated.

(3) Represents amounts accrued or distributed for Company related federal income tax obligations payable by Ms. Gallup and Mr. Hall.

(4) Includes: (a) the Company's contributions for Ms. Gallup, Messrs. Hall, Wilkins and Roland under the Company's 401(k) Plan in the amount of $2,250 per person, and (b) the taxable portion of group term life insurance premiums paid by the Company for Ms. Gallup, Messrs. Hall, Wilson, Wilkins and Roland in the amounts of $408, $696, $696, $264, and $696, respectively.

(5) Includes: (a) the Company's contributions for Ms. Gallup, Messrs. Hall, Wilkins and Roland under the Company's 401(k) Plan in the amount of $2,250 per person, and (b) the taxable portion of group term life insurance premiums paid by the Company for Ms. Gallup, Messrs. Hall, Wilson, Wilkins and Roland in the amounts of $408, $696, $696, $264 and $696, respectively.

(6) Mr. Roland resigned on January 7, 1999.

 Employment and Severance Agreements

  The Company is a party to employment agreements with each of the Named Executive Officers. Each employment agreement contains provisions for establishing the annual base salary and bonus for each such executive officer. Pursuant to the terms of the employment agreements, the 1999 annual base salary for each of

Ms. Gallup, Messrs. Hall, Wilson and Wilkins has been established at $300,000, $300,000, $375,000 and $325,000, respectively. In addition, the Named Executive Officers are eligible to receive an annual bonus based upon the achievement of individual and Company goals. The employment agreements may be terminated by the Named Executive Officer or by the Company. Under the terms of Mr. Wilson's and Mr. Wilkins' employment agreements, if the Company terminates such executive's employment without cause (as defined therein), the Company is required to pay to such executive severance payments at the executive's base salary rate for a period of 12 months in the case of Mr. Wilson and six months in the case of Mr. Wilkins. Under Mr. Wilson's and Mr. Wilkins' employment agreements, the executive shall be bound by certain non-compete obligations for two years after termination of employment.

  R. Wayne Roland resigned as the Company's Vice President of Fulfillment Operations on January 7, 1999. Under an agreement entered into between Mr. Roland and the Company, Mr. Roland received $175,000, $13,462 for accrued but unused vacation through the date of his resignation, continued receipt of insurance, medical and health benefits through December 31, 1999 and outplacement services for three months. As of January 7, 1999, Mr. Roland had vested options to purchase 19,665 shares of the Company's Common Stock that he exercised and sold on January 12, 1999.

  Option Grant Table. The following table sets forth certain information regarding stock options granted during the year ended December 31, 1998 by the Company to the Named Executive Officers:

                          Option Grants in Last Year

                                                                                 Potential Realizable Value at
                                                                                    Assumed Annual Rates of
                                                                                 Stock Price Appreciation for
                                            Individual Grants                           Option Term(1)
                         ------------------------------------------------------- ------------------------------
                          Number of      Percent of
                         Securities    Total Options
                         Underlying      Granted to       Exercise
                           Options      Employees in    or Base Price Expiration
Name                     Granted (#) Fiscal Year (%)(2)   ($/Sh)(3)      Date        5%($)          10%($)
----                     ----------- ------------------ ------------- ---------- -------------- ---------------
Patricia Gallup.........       --            --               --            --              --             --
David Hall..............       --            --               --            --              --             --
Wayne L. Wilson.........   170,430          21.8%          $17.50      03/02/08  $    1,875,694 $    4,753,377
                           100,000          12.8            17.50      12/18/08       1,100,566      2,789,049
Robert F. Wilkins.......   104,880          13.4            17.50      03/02/08       1,154,273      2,925,155
                           100,000          12.8            17.50      12/18/08       1,100,566      2,789,049
R. Wayne Roland.........     4,500           0.6            17.50      03/02/08          49,525        125,507

--------
(1) Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the option term. These values are calculated based on rules promulgated by the SEC and do not reflect the Company's estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock on the date on which the stock options are exercised.

(2) Calculated based on an aggregate of 780,363 options granted under the 1993 Plan and 1997 Plan to employees during the fiscal year ended December 31, 1998.

(3) The exercise price is equal to the closing price of the Company's Common Stock as reported by the Nasdaq National Market on the date of grant.

  Option Exercises and Year-End Values. The following table sets forth certain information regarding the aggregate number of shares of Common Stock acquired upon stock option exercises by the Named Executive Officers and the value realized upon such exercises during the year ended December 31, 1998, as well as the number and value of unexercisable stock options held by the Named Executive Officers as of December 31, 1998:

              Aggregated Option Exercises in Last Fiscal Year and
                            Year-End Option Values

                                                     Number of Securities      Value of Unexercised
                                                    Underlying Unexercised    In-The-Money Options at
                            Shares                  Options at Year-End (#)       Year-End ($)(1)
                         Acquired on     Value     ------------------------- -------------------------
Name                     Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
----                     ------------ ------------ ----------- ------------- ----------- -------------
Patricia Gallup.........     --           --             --           --            --          --
David Hill..............     --           --             --           --            --          --
Wayne L. Wilson.........     --           --         180,260      286,817     2,515,037     310,171
Robert F. Wilkins.......     --           --         101,602      234,375     1,406,057     460,548
R. Wayne Roland.........     --           --          19,665       24,164       234,112     234,662

--------
(1) Represents the difference between the last reported sales price of the Company's Common Stock as reported by the Nasdaq National Market on December 31, 1998 ($17.63), the last trading day of 1998, and the exercise price of the option, multiplied by the number of shares subject to the option.

Report of the Compensation Committee

  The Compensation Committee of the Company's Board of Directors, comprised of two outside directors, is responsible for establishing compensation policies with respect to Ms. Gallup, the Company's Chief Executive Officer. Ms. Gallup, the Chief Executive Officer, makes such decisions with respect to the other executive officers with the advice and consent of the Compensation Committee.

  This report is submitted by the Compensation Committee and addresses the Company's compensation policies for fiscal 1998 as they affected Ms. Gallup and the Company's other executive officers.

  The Compensation Committee, as well as Ms. Gallup in determining the compensation of the other executive officers, seek to achieve three broad goals in connection with the Company's compensation philosophy and decisions regarding individual compensation. First, the Company is committed to providing executive compensation designed to attract, retain and reward executives who contribute to the long-term success of the Company and are capable of leading the Company in achieving its business objectives in the competitive and rapidly changing industry in which the Company operates. Second, the Company wants to reward executives for the achievement of business objectives of the Company and/or the individual executive's particular area of responsibility. By tying compensation in part to achievement, the Company believes that a performance-oriented environment is created for the Company's executives. Finally, compensation is intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company's executives with the performance of the Company's Common Stock.

  Each executive's total compensation depends upon the executive's performance against specific objectives assigned at the beginning of each year. These objectives include both quantitative factors related to the Company's short-term financial objectives and qualitative factors such as (a) demonstrated leadership ability, (b) management development, (c) compliance with Company policies and (d) anticipation of and response to changing market and economic conditions, to enhance the Company's ability to operate profitably. Annual compensation for the Company's executives generally consists of three elements:

  salary--levels are generally set by reviewing compensation for competitive positions in the market and considers the executive's level of responsibility, qualifications and experience, as well as the Company's financial performance and the individual's performance;

  bonus--generally based on executive's achievements as compared to the executive's assigned objectives and the Company's performance goals for the year; and

  stock option grants--to provide long-term incentives to promote the identity of long-term interests between the Company's employees and its stockholders and to assist in the retention of executives.

  In addition, executives are also eligible receive various benefits, including medical, disability and life insurance plans, and may participat in the Company's purchase plan and 401(k) qualified savings plan. All of these benefits are generally available to all employees of the Company.

 Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company generally intends to structure the performance-based portion of the compensation of its executive officers (which currently consists of stock option grants) in a manner that complies with
Section 162(m) of the Code so as to mitigate any disallowance of deductions.

 Ms. Gallup's Compensation

  Ms. Gallup's salary was as specified in her employment agreement with the Company. Ms. Gallup's salary for 1998 increased from $240,000 to $300,000. She did not receive a bonus for 1998 due to her receipt from the Company of the S corporation dividend in connection with the initial public offering. In light of Ms. Gallup's substantial current stock ownership, the Compensation Committee determined not to recommend to the Board of Directors any award of equity based compensation. The Compensation Committee believes that Ms. Gallup's salary, bonus and equity based compensation has been set at a level competitive with other companies in the industry.

                                          Compensation Committee

                                          Martin C. Murrer
                                          Peter J. Baxter

Compensation Committee and Interlocks and Insider Participation

  The members of the Compensation Committee are Messrs. Murrer and Baxter. No member of the Compensation Committee was at any time during 1998, or formerly, an officer or employee of the Company or any subsidiary of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company. Ms. Gallup, the Company's Chief Executive Officer, determined the compensation (including salary and bonus) for all of the executive officers of the Company (other than herself) during the year ended December 31, 1998. The Compensation Committee determined the compensation for Ms. Gallup as Chief Executive Officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of copies of reports filed by individuals required to make filings ("Reporting Persons") pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons, the Company believes that all such reports required to be filed under Section 16(a) of the Exchange Act for the 1998 fiscal year were timely filed with the exception of the following: a report on Form 3 (Initial Statement of Beneficial Ownership) was filed late by Thomas Kennedy; a transaction in March 1998 by Patricia Gallup's spouse required to be reported on Form 4 (Statement of Changes in Beneficial Ownership) was reported in September 1998; transactions in March 1998 by Mark A. Gavin, R. Wayne Roland and Robert F. Wilkins, respectively, required to be reported on Form 4 were reported in September 1998; and a transaction in March 1998 by Patricia Gallup required to be reported on Form 4 was reported in May 1999.

Stock Performance Graph

  The following stock performance graph compares cumulative total stockholder return on the Company's Common Stock for the period from March 3, 1998, the date of the Company's initial public offering, through December 31, 1998 with the cumulative total return for (i) the Russell 2000 Index and (ii) the Company's Peer Group. This graph assumes the investment of $100 on March 3, 1998 in the Company's Common Stock (at the initial public offering price) the Russell 2000 Index and the Company's Peer Group and assumes dividends are reinvested. The Company's Peer Group consists of CDW Computer Centers, Creative Computers, Inc., Global Direct Corp., Insight Enterprises, Inc., Micro Warehouse, and Multiple Zones International, Inc.

[GRAPH APPEARS HERE]

                                                 March 3, 1998 December 31, 1998
                                                 ------------- -----------------
PC Connection, Inc..............................     $100           $100.71
Russell 2000 Index..............................      100             92.23
Peer Group......................................      100            165.01

              APPROVAL OF THE CONTINUATION AND THE AMENDMENT AND
            RESTATEMENT OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN

  Stock options are the principal vehicles used by the Company for the payment of long-term compensation, to provide a stock-based incentive to improve the Company's financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel. Under the 1997 Plan, the Company is currently authorized to issue a total of 800,000 shares of Common Stock (subject to adjustment for certain changes in the Company's capitalization). As of April 1, 1999, there were no shares available for future grant under the 1997 Plan. Accordingly, on April 30, 1999 the Board of Directors adopted, subject to stockholder approval, an amendment to the 1997 Plan increasing the number of shares of Common Stock available for issuance upon exercise of options granted under the 1997 Plan by 800,000 shares (subject to adjustment for certain changes in the Company's capitalization).

  Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are satisfied. In particular, income recognized upon the exercise of a stock option is not subject to the deduction limit if the option was issued under a plan approved by stockholders that provides a limit to the number of shares that may be issued under the plan to any individual. In order for options and restricted stock awarded under the 1997 Plan to comply with Section 162(m) after the Annual Meeting, the continuance of the 1997 Plan must be approved by the stockholders. If the stockholders do not vote to continue the 1997 Plan, the Company will not grant any further options or make any further awards of restricted stock under the 1997 Plan.

  The Board of Directors recommends a vote "FOR" approval of the continuation and the amendment and restatement of the 1997 Plan.

Summary of the 1997 Plan

  The following is a brief summary of the material provisions of the 1997 Plan, as amended and restated.

 Administration

  The 1997 Plan is administered by the Board of Directors. The Board of Directors has the authority to, among other things, select the recipients of Awards (as defined below) and determine (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price. The Board of Directors has delegated its authority to make awards under the 1997 Plan to employees of the Company who are not executive officers to the Company's Chief Executive Officer, Patricia Gallup.

 Description of Awards

  The 1997 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, restricted stock and other stock-based awards (collectively, "Awards").

  Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. The 1997 Plan permits the Board of Directors to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any other lawful means.

  Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

  Other Stock-Based Awards. Under the 1997 Plan, the Board has the right to grant other Awards having such terms and conditions as the Board may determine, including the grant of long-term performance awards based on performance objectives payable in cash or stock, the issuance of stock ("Stock Grants") and the grant of stock appreciation rights.

 General Provisions Applicable to Awards

  The 1997 Plan authorizes the Board to provide for transferable Awards, provided, however, that options intended to qualify as incentive stock options may not be transferable other than by will or by the laws of descent and distribution. In addition, if authorized by the Board, participants may satisfy withholding tax requirements by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation.

 Eligibility to Receive Awards

  All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to participate in the 1997 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the 1997 Plan shall be 250,000 per calendar year.

  As of December 31, 1998, the Company had 1,046 employees. On April 16, 1999, the closing sale price of the Company's Common Stock on the Nasdaq National Market was $15.875.

  The granting of Awards under the 1997 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

 Adjustments

  The Board is required to make appropriate adjustments in connection with the 1997 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events.

 Change in Control

  The Board may also provide in any agreement representing an Award under the 1997 Plan that the vesting provisions applicable to the Award shall accelerate or that the other restrictions applicable to the Award shall lapse upon a Change in Control (as defined in the 1997 Plan) of the Company.

 Amendment or Termination

  The Board may at any time amend or terminate the 1997 Plan.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1997 Plan and with respect to the sale of Common Stock acquired under the 1997 Plan.

 Tax Consequences to Participant

  Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock Awards. A participant will not recognize taxable income upon the grant of a Restricted stock award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

  Upon the disposition of the Common Stock acquired pursuant to a Restricted Stock Award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

  Other Stock-Based Awards. The tax consequences associated with any other stock-based Award granted under the 1997 Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant's holding period and tax basis for the Award or underlying Common Stock.

 Tax Consequences to the Company

  The grant of an Award under the 1997 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1997 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1997 Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition, or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors proposes that the firm of Deloitte & Touche LLP, independent auditors, be appointed to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. The ratification of this selection is not required under the laws of the State of Delaware, where the Company is incorporated, but the results of this vote will be considered by the Board of Directors in selecting the Company's independent auditors. Deloitte & Touche LLP has served as the Company's independent auditors since 1984. It is expected that a member of Deloitte & Touche LLP will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

  The Board of Directors recommends a vote "FOR" the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors.

                               OTHER INFORMATION

Matters to be Considered at the Annual Meeting

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

  All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. The Company will also request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this connection.

Deadline for Submission of Stockholder Proposals

  Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company at its principal office in Merrimack, New Hampshire not later than December 29, 1999 for inclusion in the proxy statement for that meeting.

  If a stockholder of the Company who holds less than 40% of the shares of capital stock of the Company issued and outstanding and entitled to vote wishes to present a proposal before the 2000 Annual Meeting but has not complied with the requirements for inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, such stockholder must give notice of such proposal to the Secretary of the Company at the principal offices of the Company. The required notice must be made in writing and delivered or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the 2000 Annual Meeting. Notwithstanding the foregoing, if the Company provides less than 70 days notice or prior public disclosure of the date of the meeting to the stockholders, notice by the stockholders must be received by the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. The advance notice provisions of the Company's bylaws supercede the notice requirements contained in the recent amendments to Rule 14a-8 under the Exchange Act.

                                          By Order of the Board of Directors,

                                          Steven H. Markiewicz

May 6, 1999

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                                          APPENDIX A
                                                          ----------

                              PC CONNECTION, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders - May 26, 1999

          Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Patricia Gallup or David Hall, or each of them with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 1999 Annual Meeting of Stockholders of PC Connection, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Annual Meeting, and, in their discretion, upon any other matters which may properly come before the Annual Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no other indication is made, the proxies shall vote "FOR" proposal numbers 1, 2, 3 and 4.

                   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE
                    AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

                                SEE REVERSE SIDE

[X]  Please mark
     votes as in
     this example.

A vote FOR the director nominees and FOR proposal numbers 2, 3 and 4 is recommended by the Board of Directors.

1.  Election of Directors    Nominees:                                                                FOR        AGAINST     ABSTAIN


                             Patricia Gallup         2.  Approval of the continuation and             [ ]          [ ]         [ ]
                             David Hall                  the amendment and restatement
                             David B. Beffa-Negrini      of the Company's 1997 Stock Incentive
                             Martin C. Murrer            Plan.
                             Peter J. Baxter

       FOR all
      nominees
     (except as              WITHHELD                3.  Ratification of the selection                [ ]          [ ]         [ ]
    indicated to             from all                    of Deloitte & Touche LLP
   the contrary)             nominees                    as the company's independent
        [ ]                     [ ]                      auditors.

                                                     4. To transact such other businesses as          [ ]          [ ]         [ ]
                                                        may properly come before the
                                                        meeting.

INSTRUCTIONS:  To withhold authority to vote for      MARK HERE FOR ADDRESS CHANGE OR
individual nominee(s) strike a line through each      COMMENTS AND NOTE ON REVERSE SIDE    [ ]
such nominee's name.  Your shares will be voted
for the remaining nominee(s).                         MARK HERE IF YOU PLAN TO
                                                      ATTEND THE ANNUAL MEETING            [ ]

                                                      Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.


Signature:                                Date:                      Signature:                                Date:

          -------------------------------      ---------------------           -------------------------------      ---------------

                                                          APPENDIX B
                                                          ----------

                              PC CONNECTION, INC.

                 AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN
                 ----------------------------------------------


1.   Purpose
     -------

     The purpose of this 1997 Stock Incentive Plan (the "Plan") of PC Connection, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of PC Connection, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration, Delegation
     --------------------------

     (a) Administration by Board of Directors.  The Plan will be administered by
         ------------------------------------
the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) Delegation to Executive Officers.  To the extent permitted by
         --------------------------------
applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

     (c) Appointment of Committees.  To the extent permitted by applicable law,
         -------------------------
the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $0.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of
Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.   Stock Available for Awards
     --------------------------

     (a) Number of Shares.  Subject to adjustment under Section 4(c), Awards may
         ----------------
be made under the Plan for up to 1,600,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Per-Participant Limit.  Subject to adjustment under Section 4(c), for
         ---------------------
Awards granted after the Common Stock is registered under the Exchange Act, the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 250,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

     (c) Adjustment to Common Stock.  In the event of any stock split, stock
         --------------------------
dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.   Stock Options
     -------------

     (a) General.  The Board may grant options to purchase Common Stock (each,
         -------
an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) Incentive Stock Options.  An Option that the Board intends to be an
         -----------------------
"incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price.  The Board shall establish the exercise price at the
         --------------
time each Option is granted and specify it in the applicable option agreement.

     (d) Duration of Options.  Each Option shall be exercisable at such times
         -------------------
and subject to such terms and conditions as the Board may specify in the applicable option agreement. No Option will be granted for a term in excess of 10 years.

     (e) Exercise of Option.  Options may be exercised only by delivery to the
         ------------------
Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise.  Common Stock purchased upon the exercise of an
         ----------------------
Option granted under the Plan shall be paid for as follows:

         (1) in cash or by check, payable to the order of the Company;

         (2) except as the Board may otherwise provide in an Option Agreement, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          (3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

          (4) any combination of the above permitted forms of payment.

6.   Restricted Stock
     ----------------

     (a) Grants.  The Board may grant Awards entitling recipients to acquire
         ------
shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

     (b) Terms and Conditions.  The Board shall determine the terms and
         --------------------
conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Other Stock-Based Awards
     ------------------------

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   General Provisions Applicable to Awards
     ---------------------------------------

     (a) Transferability of Awards.  Except as the Board may otherwise determine
         -------------------------
or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) Documentation.  Each Award under the Plan shall be evidenced by a
         -------------
written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) Board Discretion.  Except as otherwise provided by the Plan, each type
         ----------------
of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     (d) Termination of Status.  The Board shall determine the effect on an
         ---------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e)  Acquisition Events
          ------------------

          (1) Consequences of Acquisition Events.   Upon the occurrence of an
              -----------------------------------
Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition Event; (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options; (iv) provide that all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event; and (v) provide that any other stock-based Awards outstanding (A) shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

     An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

          (2) Assumption of Options Upon Certain Events.  The Board may grant
              ------------------------------------------
Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     (f) Withholding.  Each Participant shall pay to the Company, or make
         -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (g) Amendment of Award.  The Board may amend, modify or terminate any
         ------------------
outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (h) Conditions on Delivery of Stock.  The Company will not be obligated to
         -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (i) Acceleration.  The Board may at any time provide that any Options shall
         ------------
become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.   Miscellaneous
     -------------

     (a) No Right To Employment or Other Status.  No person shall have any claim
         --------------------------------------
or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder.  Subject to the provisions of the applicable
         ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

     (c) Effective Date and Term of Plan.  The Plan shall become effective on
         -------------------------------
the date on which it is adopted by the Board, but no Award granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan.  The Board may amend, suspend or terminate the Plan
         -----------------
or any portion thereof at any time, provided that no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

     (e) Stockholder Approval.  For purposes of this Plan, stockholder approval
         --------------------
shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

     (f) Governing Law.  The provisions of the Plan and all Awards made
         -------------
hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

              HALE AND DORR LLP INCLUDES PROFESSIONAL CORPORATIONS
  *BROBECK HALE AND DORR INTERNATIONAL (AN INDEPENDENT JOINT VENTURE LAW FIRM)

                              Counsellors  at  Law

                 60 State Street, Boston, Massachusetts  02109
                        617-526-6000 . fax 617-526-5000

                                                       Christina Nicolosi

                                                          617-526-6284
                                                 christina.nicolosi@haledorr.com



                                    April 30, 1999


VIA ELECTRONIC TRANSMISSION
---------------------------

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549

     RE:  PC Connection, Inc.
          File No. 0-23827
          Definitive Proxy Materials
          --------------------------

Ladies and Gentlemen:

     Submitted herewith for filing on behalf of PC Connection, Inc., a Delaware corporation (the "Company"), pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "Act"), and Regulation S-T, are definitive copies of the Notice of Meeting, Proxy Statement and form of proxy relating to the Company's 1999 Annual Meeting of Stockholders to be held on May 26, 1999 (the "Annual Meeting"). The Company expects to begin mailing such materials to its stockholders on or about April 30, 1999.

     In accordance with Rule 304(d) of Regulation S-T, the electronic filing submitted herewith contains a description in tabular form of the stock performance graph included in the Proxy Statement.

     In accordance with Instruction 3 of Item 10 of Schedule 14A, one copy of the Company's proposed Amended and Restated 1997 Stock Incentive Plan (the "1997 Plan") is being submitted herewith as an appendix to the Proxy Statement. Subject to stockholder approval of the 1997 Plan, the Company plans to file as soon as practicable following the Annual Meeting a Registration Statement on Form S-8 covering the additional 800,000 shares of Common Stock issuable under the 1997 Plan.

Securities and Exchange Commission
April 30, 1999
Page 2


     In accordance with the requirements of Rule 14a-3(c) under the Act, seven paper copies of the Company's Annual Report to Stockholders for the year ended December 31, 1998, which is also scheduled to be mailed to stockholders, along with the enclosed proxy materials, beginning on or about April 30, 1999, will be mailed to the Securities and Exchange Commission for filing under separate cover.

     Please feel free to contact me if you have any questions regarding this filing.


                                    Very truly yours,

                                    /s/ Christina Nicolosi

                                    Christina Nicolosi

Enclosures

cc:  Mr. Mark Gavin
     Jay E. Bothwick, Esq.